EQ ADVISORS TRUSTSM – ALL ASSET ALLOCATION PORTFOLIO

SUPPLEMENT DATED FEBRUARY 15, 2012 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2011, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2011, as supplemented of the All Asset Allocation Portfolio of the EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or you can view, print and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding (i) changes to the target allocations of the asset categories in which the Portfolio invests; and (ii) a name change to the Portfolio.

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The legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2011, as supplemented August 12, 2011, August 18, 2011, October 1, 2011, December 6, 2011 and February 15, 2012; Statement of Additional Information (“SAI”), dated May 1, 2011, as supplemented: May 1, 2011, June 14, 2011, July 1, 2011, August 1, 2011, August 12, 2011, August 16, 2011, October 1, 2011, October 31, 2011, December 6, 2011 and February 15, 2012; and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2010, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Effective May 1, 2012, the name of the Portfolio will change to “All Asset Growth-Alt 20 Portfolio.” Therefore as of that date, all references to “All Asset Allocation Portfolio” hereby are deleted and replaced with “All Asset Growth-Alt 20 Portfolio.”

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As of that date, the first paragraph in the section of the Prospectus “Investments, Risks and Performance-Principal Investment Strategy” hereby is deleted and replaced with the following information:

The Portfolio pursues its investment objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) and exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”). The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity, or fixed income investments or alternative investments (referred to herein as “asset classes”) as represented by the holdings of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% in fixed income investments and 20% of its assets in alternative investments (e.g., ETFs that invest in commodities and other instruments that derive their value from natural resources, REITs and the EQ/GAMCO Mergers and Acquisitions Portfolio) through investments in Underlying Portfolios and Underlying ETFs. This asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval.

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In addition, as of that date, the table following the second paragraph in the section of the Prospectus entitled “Investments, Risks and Performance – Principal Investment Strategy is deleted and replaced with the following information:

Asset Class
Range of Equity	55%
Large Cap Equity Securities	20%
Small/Mid Cap Equity Securities	15%
International/Emerging Markets Securities	20%
Range of Alternative Investments	20%
REITs	5%
Other Alternatives	15%
Range of Fixed Income	25%
Investment Grade Bonds	23%
High Yield Bonds	2%

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